UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to Rule 14a-12

TIMBER PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required

☐  Fee paid previously with preliminary materials.

☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TIMBER PHARMACEUTICALS, INC.

110 Allen Road Suite 401

Basking Ridge, NJ 07920

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on November 7, 2022

To the Stockholders of Timber Pharmaceuticals, Inc.

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Timber Pharmaceuticals, Inc. (the “Company”) to be held on November 7, 2022, at 1:00 p.m. Eastern Time. We are planning to hold the Special Meeting virtually via the Internet at www.virtualshareholdermeeting.com/TMBR2022SM. You will not be able to attend the Special Meeting at a physical location. At the Special Meeting, stockholders will act on the following matters:

1.	To approve an amendment to our Certificate of Incorporation, as amended, at the discretion of the Board, to effect a reverse stock split of our issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-twenty-five (1:25) to one-for-fifty (1:50), at any time prior to the one-year anniversary date of the Special Meeting, with the exact ratio to be determined by the Board; and

2.	To approve the adjournment of the Special Meeting in the event that the number of shares of common stock and Series B Mirroring Preferred Stock present or represented by proxy at the Special Meeting and voting “FOR” the adoption of Proposal 1 are insufficient.

Only stockholders of record at the 4:00 p.m. Eastern Time on October 3, 2022, are entitled to receive notice of and to vote at the Special Meeting or any postponement or adjournment thereof.

Your vote is important. Whether or not you plan to attend the Special Meeting, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope. If you attend the Special Meeting virtually and prefer to vote at the Special Meeting, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Special Meeting.

By Order of the Board of Directors
/s/ John Koconis
John Koconis
Chief Executive Officer and Chairman of the Board

,2022

Basking Ridge, New Jersey

TABLE OF CONTENTS

PAGE
GENERAL INFORMATION	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
PROPOSAL 1: APPROVAL OF AN AMENDMENT TO OUR CHARTER, AT THE DESCRETION OF THE BOARD, TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, AT A SPECIFIC RATIO, RANGING FROM ONE-FOR-TWENTY-FIVE (1:25) TO ONE-FOR-FIFTY (1:50), AT ANY TIME PRIOR TO THE ONE-YEAR ANNIVERSARY DATE OF THE SPECIAL MEETING, WITH THE EXACT RATIO TO BE DETERMINED BY THE BOARD	8
PROPOSAL 2: APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING IN THE EVENT THAT THE SHARES OF COMMON STOCK AND SERIES B MIRRORING PREFERRED STOCK PRESENT OR REPRESENTED BY PROXY AT THE SPECIAL MEETING AND VOTING “FOR” THE ADOPTION OF PROPOSAL 1 ARE INSUFFICIENT.	17
STOCKHOLDER PROPOSALS	18
ANNUAL REPORT	18
HOUSEHOLDING OF SPECIAL MEETING MATERIALS	18
OTHER MATTERS	19

TIMBER PHARMACEUTICALS, INC.

PROXY STATEMENT

FOR THE NOVEMBER 7, 2022 SPECIAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement contains information related to the Special Meeting of Stockholders to be held on Monday, November 7, 2022, at 1:00 p.m. Eastern Time (the “Special Meeting”). We are planning to hold the Special Meeting virtually via the Internet, or at such other time and place to which the Special Meeting may be adjourned or postponed. In order to attend our Special Meeting, you must log in to www.virtualshareholdermeeting.com/TMBR2022SM using the 16-digit control number on the Notice, proxy card or voting instruction form that accompanied the proxy materials.

Proxies for the Special Meeting are being solicited by the Company’s Board of Directors (the “Board”). This proxy statement is first being made available to stockholders on or about      , 2022.

Important Notice of Availability of Proxy Materials for the Special Meeting of Stockholders to be held on November 7, 2022.

Our proxy materials including our Notice of Internet Availability of Proxy Materials, Proxy Statement for the November 7, 2022, Special Meeting and proxy card are available on the Internet at www.proxyvote.com. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

In this Proxy Statement, the terms “Timber,” “Company,” “we,” “us,” and “our” refer to Timber Pharmaceuticals, Inc. The mailing address of our principal executive offices is Timber Pharmaceuticals, Inc., 110 Allen Road, Suite 401, Basking Ridge, New Jersey 07920.

About the Meeting

Why are we calling this Special Meeting?

We are calling the Special Meeting to seek the approval of our stockholders:

1.	to approve an amendment to our Certificate of Incorporation, as amended (the “Charter”), at the discretion of the Board to effect a reverse stock split of our issued and outstanding shares of common stock at a specific ratio, ranging from one-for-twenty-five (1:25) to one-for-fifty (1:50), at any time prior to the one-year anniversary date of the Special Meeting, with the exact ratio to be determined by the Board (the “Reverse Split”); and

2.

to approve the adjournment of the Special Meeting in the event that the shares of common stock and Series B Mirroring Preferred Stock present or represented by proxy at the Special Meeting and voting “FOR” the adoption of Proposal 1 are insufficient.

What are the Board’s recommendations?

Our Board believes that the approval of an amendment to our Charter to effect the Reverse Split is advisable and in the best interests of the Company and our stockholders and recommends that you vote FOR Proposals 1 and 2.

Our Board strongly believes that the Reverse Split is necessary to maintain our listing on NYSE American. Accordingly, the Board has approved resolutions proposing the Reverse Split Charter Amendment to effect the Reverse Split and directed that it be submitted to our stockholders for adoption and approval at the Special Meeting. For additional information regarding the purpose and the rationale for the Reverse Split, see “Proposal 1: Purpose and Rationale for the Reverse Split” below.

If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Special Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

Who is entitled to vote at the meeting?

Only stockholders holding shares of common stock and Series B Mirroring Preferred Stock (the “Series B Preferred Stock”) at 4:00 p.m. Eastern Time on the record date, October 3, 2022, are entitled to receive notice of and vote at the Special Meeting, or any postponement or adjournment of the meeting. As of the record date, there were 146,524,818 shares of our common stock and 13,000 shares of our Series B Preferred Stock outstanding.

Each holder of record of common stock is entitled to one vote per share of common stock on each matter to be acted upon at the Special Meeting.

Each holder of record of Series B Preferred Stock is entitled to cast 10,000,000 votes per share of Series B Preferred Stock on each matter to be acted upon at the Special Meeting; provided, that, such shares of Series B Preferred Stock shall, to the extent cast on a proposal, be automatically and without further action of the holders thereof voted in the same proportions as shares of common stock are voted on such proposal (excluding any shares of common stock that affirmatively abstain or are otherwise not voted). As an example, if the holders of 70% of the outstanding common stock voted at the Special Meeting are voted for Proposal 1, 70% of the votes cast by the holders of the Series B Preferred Stock shall be cast for Proposal 1.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Special Meeting. Attendance at the Special Meeting shall solely be via the Internet at www.virtualshareholdermeeting.com/TMBR2022SM using the 16-digit control number on the Notice, proxy card or voting instruction form that accompanied the proxy materials. Stockholders will not be able to attend the Special Meeting at a physical location.

The live webcast of the Special Meeting will begin promptly at 1:00 p.m. Eastern Time on November 7, 2022. Online access to the audio webcast will open approximately 30 minutes prior to the start of the Special Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the meeting in advance of the designated start time.

An online portal will be available to our stockholders at www.proxyvote.com commencing approximately on or about                    , 2022. By accessing this portal, stockholders will be able to vote in advance of the Special Meeting. Stockholders may also vote, and submit questions, during the Special Meeting on www.virtualshareholdermeeting.com/TMBR2022SM. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your Notice, proxy card or voting instruction form to submit questions and vote at our Special Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought for stockholder vote at the Special Meeting, as time permits, and in accordance with the Rules of Conduct for the Special Meeting. To promote fairness, efficiently use the Company’s resources and ensure all stockholder questions are able to be addressed, we will respond to no more than three questions from a single stockholder. We have retained Broadridge Financial Solutions to host our virtual Special Meeting and to distribute, receive, count and tabulate proxies.

What constitutes a quorum?

The presence at the Special Meeting, in person or by proxy, of thirty-four percent (34%) of the voting power of all issued and outstanding shares of our capital stock entitled to vote at the Special Meeting will constitute a quorum for our meeting; provided, that the shares of Series B Preferred Stock will not be counted for the purposes of determining whether a quorum is present. Signed proxies received but not voted and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

Your vote is important. Instead of mailing a printed copy of our proxy materials to all of our stockholders, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about                 , 2022, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record on our books at the close of business on the record date and will post our proxy materials at www.proxyvote.com. Stockholders may choose to access our proxy materials at www.proxyvote.com or may request to receive a printed set of our proxy materials. In addition, the Notice and www.proxyvote.com provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

You may vote on the Internet, by telephone, by mail or by attending the Special Meeting and voting electronically, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.

Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com and following the instructions provided in the Notice. If you requested printed proxy materials, you may follow the instructions provided with your proxy materials and on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your Notice or voting instruction card. Have your Notice, proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on November 6, 2022.

Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing 1-800-690-6903. If your shares are held with a broker, you can vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on November 6, 2022.

Vote by Mail

If you have requested printed proxy materials, you may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m. on November 6, 2022.

Please note that if you received a Notice of Internet Availability, you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote on the Internet and how to request paper copies of the proxy materials.

Voting at the Special Meeting

You will have the right to vote at the Special Meeting.

You will have the right to vote on the day of, or during, the Special Meeting on www.virtualshareholdermeeting.com/TMBR2022SM. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your Notice, proxy card or voting instruction form to vote at our Special Meeting if it is held remotely.

Even if you plan to attend our Special Meeting remotely, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Special Meeting.

The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Special Meeting.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

●	filing with the Secretary of the Company a notice of revocation;

●	submitting a later-dated vote by telephone or on the Internet;

●	sending in another duly executed proxy bearing a later date; or

●	attending the Special Meeting remotely and casting your vote in the manner set forth above.

Your latest vote will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote at the Special Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Special Meeting. However, because you are not the stockholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

The holders of thirty-four percent (34%) of the voting power of the capital stock issued and outstanding on the record date must be present, in person or by proxy, at the Special Meeting in order to have the required quorum for the transaction of business; provided, that shares of Series B Preferred Stock will not be counted for the purposes of determining whether a quorum is present. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

With respect to the approval of an amendment to our Charter, at the discretion of the Board, to effect the Reverse Split (Proposal 1), the affirmative vote of at least a majority in voting power of our issued and outstanding shares of common stock and Series B Preferred Stock entitled to vote on Proposal 1, voting together as a single class is required to approve this proposal. As a result, abstentions and “broker non-votes”, if any, will have the same effect as a vote “AGAINST” this proposal. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

With respect to the approval of the adjournment of the Special Meeting (Proposal 2), the affirmative vote of a majority of the votes cast is required to approve this proposal. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on these proposals.

Holders of common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

What are “broker non-votes”?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange (the exchange that makes such determinations), but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

Under the applicable rules governing such brokers, we believe Proposal 1 to approve an amendment to our Charter, at the discretion of the Board, to effect the Reverse Spilt is likely to be considered a “routine” item. This means that brokers may vote using their discretion on such proposals on behalf of beneficial owners who have not furnished voting instructions. In contrast, certain items are considered “non-routine”, and a “broker non-vote” occurs when brokers do not receive voting instructions from beneficial owners with respect to such items because the brokers are not entitled to vote such uninstructed shares. Furthermore, if approval of Proposal 1 is deemed by the New York Stock Exchange to be a “non-routine” matter, brokers will not be permitted to vote on Proposal 1 if the broker has not received instructions from the beneficial owner. If the New York Stock Exchange determines Proposal 1 to be “non-routine,” failure to vote on Proposal 1, which requires the affirmative vote of at least a majority of our issued and outstanding voting securities, or to instruct your broker how to vote any shares held for you in your broker’s names, will have the same effect as a vote against such proposal. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for Proposal 1.

Abstentions and broker non-votes, if any, with respect to Proposal 2 to approve an adjournment of the Special Meeting will not affect the outcome of such proposal. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. Abstention and broker non-votes will be counted for purposes of determining whether there is a quorum present at the Special Meeting.

If your shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers and other employees also may, but without compensation other than their regular compensation, solicit proxies by mail or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of October 3, 2022 (the “Beneficial Ownership Date”) with respect to the beneficial ownership of our common stock by the following: (i) each of Timber’s current directors; (ii) each of Timber’s named executive officers; (iii) all of Timber’s current executive officers and directors as a group; and (iv) each other person known by Timber to own beneficially more than five percent (5%) of the outstanding shares of our common stock.

The amounts and percentage of shares of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, common stock subject to securities held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date (“Presently Exercisable Securities”), if any, are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

The table reflects 146,542,818 shares our common stock outstanding as of the Beneficial Ownership Date plus any shares issuable upon exercise of Presently Exercisable Securities held by such person or entity.

Except as otherwise noted below, the address for persons listed in the table is c/o Timber Pharmaceuticals, Inc., 110 Allen Road, Suite 401, Basking Ridge, New Jersey 07920.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock
Named Executive Officers, Executive Officers and Directors:
John Koconis(2)	492,654	*
Joseph Lucchese(3)	174,105	*
Alan Mendelsohn(4)	120,735	*
Edward J. Sitar(5)	126,400	*
Gianluca Pirozzi(6)	107,235	*
David Cohen(7)	109,259	*
Lubor Gaal(8)	109,259	*
Zachary Rome(9)	218,166	*
All Executive Officers and Directors as a group (7 persons):	1,239,647	* %
Series B Preferred Stock(10)
Sabby Volatility Warrant Master Fund Ltd.(11)	11,000	84.62%
Intracoastal Capital LLC(12)	2,000	15.38%

* Less than 1%

(1)	Applicable percentage ownership is based on 146,524,818 shares of common stock outstanding as of October 3, 2022, together with securities exercisable or convertible into shares of common stock within 60 days of October 3, 2022, for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of October 3, 2022 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Includes 126,544 shares of common stock underlying VARs that vest within 60 days of October 3, 2022. Includes 346,110 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of October 3, 2022.
(3)	Includes 174,105 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of October 3, 2022.
(4)	Includes (i) 123,247 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of October 3, 2022 and (ii) 11,988 shares held indirectly through Dr. Mendelsohn’s spouse.

(5)	Includes (i) 48,900 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of October 3, 2022 and (ii) 25,000 shares of common stock underlying RSUs that vest within 60 days of October 3, 2022.

(6)	Includes (i) 48,900 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of October 3, 2022 and (ii) 16,668 shares of common stock underlying RSUs that vest within 60 days of October 3, 2022.

(7)	Includes (i) 50,924 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of October 3, 2022 and (ii) 16,668 shares of common stock underlying RSUs that vest within 60 days of October 3, 2022.

(8)	Includes 50,924 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of October 3, 2022 and (ii) 16,668 shares of common stock underlying RSUs that vest within 60 days of October 3, 2022.

(9)	Includes 218,166 shares of common stock issuable upon exercise of outstanding stock options exercisable within 60 days of October 3, 2022.
(10)	No director, executive officer, or former executive officer of the Company is a holder of Series B Preferred Stock.

(11)	Based on information known to the Company. The address of Sabby Volatility Warrant Master Fund Ltd. is c/o Sabby Management, LLC, 115 Hidden Hills Dr., Spicewood, TX 78669.

(12)	Based on information known to the Company. The address of Intracoastal Capital LLC is 2211A Lakeside Drive, Bannockburn, IL 60015.

PROPOSAL 1: APPROVAL OF AN AMENDMENT TO OUR CHARTER, AT THE DESCRETION OF THE BOARD, TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, AT A SPECIFIC RATIO, RANGING FROM ONE-FOR-TWENTY-FIVE (1:25) TO ONE-FOR-FIFTY (1:50), AT ANY TIME PRIOR TO THE ONE-YEAR ANNIVERSARY DATE OF THE SPECIAL MEETING, WITH THE EXACT RATIO TO BE DETERMINED BY THE BOARD

Overview

Our Board has determined that it is advisable and in the best interests of us and our stockholders, for us to amend our Charter (the “Reverse Split Charter Amendment”), to authorize our Board to effect a reverse stock split of our issued and outstanding shares of common stock at a specific ratio, ranging from one-for-twenty-five (1:25) to one-for-fifty (1:50) (the “Approved Split Ratios”), to be determined by the Board (the “Reverse Split”). A vote for this Proposal 1 will constitute approval of the Reverse Split that, if and when authorized by the Board and effected by filing the Reverse Split Charter Amendment with the Secretary of State of the State of Delaware, will combine between 25 and 50 shares of our common stock into one share of our common stock. If implemented, the Reverse Split will have the effect of decreasing the number of shares of our common stock issued and outstanding. Because the number of authorized shares of our common stock will not be reduced in connection with the Reverse Split, the Reverse Split will result in an effective increase in the authorized number of shares of our common stock available for issuance in the future.

The Board approved and recommended seeking stockholder approval of the Reverse Split Charter Amendment on September 27, 2022. Accordingly, stockholders are asked to approve the Reverse Split Charter Amendment set forth in Appendix A to effect the Reverse Split consistent with those terms set forth in this Proposal 1, and to grant authorization to the Board to determine, in its sole discretion, whether or not to implement the Reverse Split, as well as its specific ratio within the range of the Approved Split Ratios. The text of Appendix A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to implement the Reverse Split.

If approved by the holders of our outstanding voting securities, the Reverse Split would be applied at an Approved Split Ratio approved by the Board prior to the one-year anniversary date of the Special Meeting and would become effective upon the time specified in the Reverse Split Charter Amendment as filed with the Secretary of State of the State of Delaware. The Board reserves the right to elect to abandon the Reverse Split if it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of us and our stockholders. Subject to approval of the Reverse Split Charter Amendment through the approval of the Reverse Split, no further action on the part of our stockholders will be required to either implement or abandon the reverse stock split.

Purpose and Rationale for the Reverse Split

Avoid Delisting from NYSE American. On August 23, 2022, the Company received a deficiency letter (the “Letter”) from the NYSE American LLC (“NYSE American”) indicating that the Company is not in compliance with the NYSE American continued listing standard set forth in Section 1003(f)(v) of the NYSE American Company Guide because its shares of common stock have been selling for a substantial period of time at a low price per share, which NYSE American determined to be a 30 trading day average price of less than $0.20 per share (the “Notice”). The Letter does not result in the immediate delisting of the Company’s stock from the NYSE American. However, pursuant to Section 1003(f)(v) of the NYSE American Company Guide, the NYSE American staff determined that the Company’s continued listing is predicated on it demonstrating sustained price improvement within a reasonable period of time or effecting a reverse stock split of our common stock, which the staff determined to be no later than February 23, 2023, which could be extended to the Company’s next annual meeting of stockholders to be held in 2023. The Letter further stated that as a result of the foregoing, the Company has become subject to the procedures and requirements of Section 1009 of the NYSE American Company Guide, which could, among other things, result in the initiation of delisting proceedings, unless the Company cures the deficiency in a timely manner.

Failure to approve the Reverse Split may potentially have serious, adverse effects on us and our stockholders. Our common stock could be delisted from NYSE American because shares of our common stock may continue to trade below the requisite $0.20 per share price needed to maintain our listing in accordance with the minimum bid price requirement. Our shares may then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets. In that event, our common stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and may be avoided by retail and institutional investors, resulting in the impaired liquidity of our common stock.

As of October 3, 2022, our common stock closed at $0.095 per share on NYSE American. The Reverse Split, if effected, would likely have the immediate effect of increasing the price of our common stock as reported on NYSE American, therefore reducing the risk that our common stock could be delisted from NYSE American.

Our Board strongly believes that the Reverse Split is necessary to maintain our listing on NYSE American. Accordingly, the Board has approved resolutions proposing the Reverse Split Charter Amendment to effect the Reverse Split and directed that it be submitted to our stockholders for adoption and approval at the Special Meeting.

Management and the Board have considered the potential harm to us and our stockholders should NYSE American delist our common stock from trading. Delisting could adversely affect the liquidity of our common stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons.

Other Effects. The Board believes that the increased market price of our common stock expected as a result of implementing the Reverse Split could improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. The Reverse Split, if effected, could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our common stock. The Reverse Split could help increase analyst and broker’s interest in common stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Our Board does not intend for this transaction to be the first step in a series of plans or proposals effect a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

In addition, because the number of authorized shares of our common stock will not be reduced, the Reverse Split will result in an effective increase in the authorized number of shares of our common stock. The effect of the relative increase in the amount of authorized and unissued shares of our common stock would allow us to issue additional shares of common stock in connection with future financings, employee and director benefit programs and other desirable corporate activities, without requiring our stockholders to approve an increase in the authorized number of shares of common stock each time such an action is contemplated.

The increase in authorized shares of our common stock will not have any immediate effect on the rights of existing stockholders. However, because our stockholders do not have any preemptive rights, future issuance of shares of common stock or securities exercisable for or convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share, and the voting rights of stockholders and could have a negative effect on the price of our common stock.

Disadvantages to an increase in the number of authorized shares of common stock may include:

●	Stockholders may experience further dilution of their ownership.

●	Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

●	The additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

●	The issuance of authorized but unissued shares of common stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of common stock and warrants, and we will continue to require additional capital in the near future to fund our operations. As a result, it is foreseeable that we will seek to issue such additional shares of common stock in connection with any such capital raising activities, or any of the other activities described above. The Board does not intend to issue any common stock or securities convertible into common stock except on terms that the Board deems to be in the best interests of us and our stockholders.

Risks of the Proposed Reverse Split

We cannot assure you that the proposed Reverse Split will increase the price of our common stock and have the desired effect of maintaining compliance with NYSE American.

If the Reverse Split is implemented, our Board expects that it will increase the market price of our common stock so that we are able to regain and maintain compliance with the NYSE American minimum bid price requirement. However, the effect of the Reverse Split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied. It is possible that (i) the per share price of our common stock after the Reverse Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Split, (ii) the market price per post-Reverse Split share may not exceed or remain in excess of the $0.20 minimum bid price for a sustained period of time, or (iii) the Reverse Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks.

Even if the Reverse Split is implemented, the market price of our common stock may decrease due to factors unrelated to the Reverse Split. In any case, the market price of our common stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Split.

A decline in the market price of our common stock after the Reverse Split is implemented may result in a greater percentage decline than would occur in the absence of a reverse stock split.

If the Reverse Split is implemented and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our common stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of common stock outstanding.

The proposed Reverse Split may decrease the liquidity of our common stock.

The liquidity of our common stock may be harmed by the proposed Reverse Split given the reduced number of shares of common stock that would be outstanding after the Reverse Split, particularly if the stock price does not increase as a result of the Reverse Split.

Determination of the Ratio for the Reverse Split

If Proposal 1 is approved by stockholders and the Board determines that it is in the best interests of the Company and its stockholders to move forward with the Reverse Split, the Approved Split Ratio will be selected by the Board, in its sole discretion. However, the Approved Split Ratio will not be less than a ratio of one-for-twenty-five (1:25) to one-for-fifty (1:50). In determining which Approved Split Ratio to use, the Board will consider numerous factors, including the historical and projected performance of our common stock, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our common stock in the period following the effectiveness of the Reverse Split. The Board will also consider the impact of the Approved Split Ratios on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of common stock issued and outstanding as of October 3, 2022, after completion of the Reverse Split, we will have between 5,861,713 and 2,930,856 shares of common stock issued and outstanding, depending on the Approved Split Ratio selected by the Board.

Principal Effects of the Reverse Split

After the effective date of the proposed Reverse Split, each stockholder will own a reduced number of shares of common stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the proposed Reverse Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to a Reverse Split would continue to hold 2% of the voting power of the outstanding shares of our common stock immediately after such Reverse Split. The number of stockholders of record also will not be affected by the proposed Reverse Split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Reverse Split.

The following table contains the approximate number of issued and outstanding shares of common stock, and the estimated per share trading price following a one-for-twenty-five (1:25) to one-for-fifty (1:50) Reverse Split, without giving effect to any adjustments for fractional shares of common stock or the issuance of any derivative securities, as of October 3, 2022.

After Each Reverse Split Ratio

	Current	1:25	1:50
Common Stock Authorized(1)	450,000,000	450,000,000	450,000,000
Common Stock Issued and Outstanding	146,542,818	5,861,713	2,930,856
Number of Shares of Common Stock Reserved for Issuance(2)	147,644,588	5,905,784	2,952,892
Number of Shares of Common Stock Authorized but Unissued and Unreserved	155,812,594	6,232,504	3,116,252
Price per share, based on the closing price of our Common Stock on October 3, 2022	$0.0950	$2.3750	$4.7500

(1)	The Reverse Split will not have any impact in the number of shares of common stock we are authorized to issue under our Charter.

(2)	Consists of:

●	375,002 shares of common stock underlying unvested restricted stock units under our 2020 Omnibus Equity Incentive Plan (the “Plan”);

●	4,391,640 shares of common stock issuable upon the exercise of outstanding vested and unvested stock options under our 2020 Omnibus Equity Incentive Plan at a weighted-average exercise price of $0.76 per share, 15,871 shares of common stock underlying legacy BioPharmX stock options at a weighted-average exercise price of $75.27 per share, and 227,277 shares of common stock issuable upon the exercise of outstanding value appreciation rights (“VARs”);

●	135,747,137 shares of common stock issuable upon the exercise of outstanding warrants, having a weighted-average exercise price of $1.28 per share, including (i) 16,701,824 Series A Warrants with an exercise price of $1.16, (ii) 211,770 BioPharmX legacy warrants with a weighted-average exercise price of $85.77, (iii) 26,953,125 warrants with an exercise price of $0.70 issued in connection with our underwritten offering which closed on November 5, 2021 (the “November Offering”), (iv) 65,466,667 warrants with an exercise price of $0.12 per share issued in connection with our public offering which closed on August 8, 2022 (the “August Offering”), (v) 13,000,000 Series 1 common warrants with an exercise price of $0.10 per share issued in connection with our registered direct offering which closed on October 3, 2022 (the “October Registered Offering”); (vi) 13,000,000 Series 2 common warrants with an exercise price of $0.12 per share issued in connection with our private placement which closed on October 3, 2022 (the “October Private Placement”); and (vii) 413,751 warrants with an exercise price of $0.02 per share issued on May 22, 2020 (the “Bridge Warrants”); and

●	7,243,306 shares of common stock remaining underlying the TardiMed Pre-Funded Warrant issued to TardiMed after June 30, 2022.

After the effective date of the Reverse Split, our common stock would have a new committee on uniform securities identification procedures (CUSIP) number, a number used to identify our common stock.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be reported on NYSE under the symbol “TMBR”.

Effect on Outstanding Derivative Securities

The Reverse Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the vesting, exercise or conversion of the following outstanding derivative securities issued by us, in accordance with the Approved Split Ratio (all figures are as of October 3, 2022 and are on a pre-Reverse Split basis), including:

●	375,002 shares of common stock underlying unvested restricted stock units under the Plan;

●	4,391,640 shares of common stock issuable upon the exercise of outstanding vested and unvested stock options under the Plan at a weighted-average exercise price of $0.76 per share, 15,871 shares of common stock underlying legacy BioPharmX stock options at a weighted-average exercise price of $75.27 per share, and 227,277 shares of common stock issuable upon the exercise of outstanding VARs;

●	135,747,137 shares of common stock issuable upon the exercise of outstanding warrants, having a weighted-average exercise price of $1.28 per share, including (i) 16,701,824 Series A Warrants with an exercise price of $1.16, (ii) 211,770 BioPharmX legacy warrants with a weighted-average exercise price of $85.77, (iii) 26,953,125 warrants with an exercise price of $0.70 issued in connection with the November Offering, (iv) 65,466,667 warrants with an exercise price of $0.12 per share issued in connection with the August Offering, (v) 13,000,000 Series 1 Warrants with an exercise price of $0.10 per share issued in connection with the October Registered Offering; (vi) 13,000,000 Series 2 Warrants with an exercise price of $0.12 per share issued in connection with the October Private Placement; and (vii) 413,751 Bridge Warrants with an exercise price of $0.02 per share; and

●	7,243,306 shares of common stock remaining underlying the TardiMed Pre-Funded Warrant issued to TardiMed after June 30, 2022.

The adjustments to the above securities, as required by the Reverse Split and in accordance with the Approved Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise or conversion, immediately following the Reverse Split as was the case immediately preceding the Reverse Split.

Effect on Stock Option Plans

We have equity incentive plans designed primarily to provide stock-based incentives to employees pursuant to which we have issued stock options to purchase shares of the common stock, restricted stock units and value appreciation rights. In the event of a Reverse Split, the Board shall make appropriate adjustment to awards granted under the equity incentive plans. Accordingly, if the Reverse Split is approved by our stockholders and the Board decides to implement the Reverse Split, as of the effective date the number of all outstanding option grants, the number of shares issuable and the exercise price, as applicable, relating to options under our equity incentive plans, will be proportionately adjusted using the Reverse Split ratio. The Board has also authorized us to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Split, including any applicable technical, conforming changes.

The terms of our outstanding stock options do not permit exercise for fractional shares. As such, the number of shares issuable under any individual outstanding stock option shall either be rounded up or down as provided for under the specific terms of our equity incentive plans. Commensurately, the exercise price under each stock option would be increased proportionately such that upon exercise, the aggregate exercise price payable by the optionee to us would remain the same. Furthermore, the aggregate number of shares currently available under our equity incentive plans for future stock option and other equity-based grants will be proportionally reduced to reflect the Reverse Split ratio.

Background on our Series B Preferred Stock

On October 3, 2022, we closed a private placement, in which we issued 13,000 shares of Series B Preferred Stock and Series 2 common warrants to purchase 13,000,000 shares of common stock with an exercise of $0.12 per share. The shares of Series B Preferred Stock have a stated value of $0.001 per share. The terms of the Series B Preferred Stock are set forth in a Certificate of Designation of Preferences, Rights and Limitations of Series B Mirroring Preferred Stock (the “Certificate of Designation”), filed with the State of Delaware and effective on October 3, 2022.

The shares of Series B Preferred Stock do not have any voting rights except with respect to Proposals 1 and 2 presented at this Special Meeting and at any adjournments or postponements thereof, or otherwise as required by law or as set forth in the Certificate of Designation.

Each holder of record of our Series B Preferred Stock is entitled to 10,000,000 votes per share of Series B Preferred Stock, or an aggregate of 130,000,000 votes for all of the issued and outstanding shares of Series B Preferred Stock as of the record date; provided, that, such shares of Series B Preferred Stock shall, to the extent cast on the Proposals 1 and 2, be automatically and without further action of the holders thereof voted in the same proportions as shares of common stock are voted on such proposals (excluding any shares of common stock that are not voted). As an example, if the holders of 70% of the outstanding common stock voted at the Special Meeting are voted for Proposal 1, 70% of the votes cast by the holders of the Series B Preferred Stock shall be deemed to be cast for Proposal 1.

Effective Date

The proposed Reverse Split would become effective on the date of filing of the Reverse Split Charter Amendment with the office of the Secretary of State of the State of Delaware. On the effective date, shares of common stock issued and outstanding shares of common stock held in treasury, in each case, immediately prior thereto will be combined and converted, automatically and without any action on the part of our stockholders, into new shares of common stock in accordance with the Approved Split Ratio set forth in this Proposal 1. If the proposed Reverse Split Charter Amendment is not approved by our stockholders, the Reverse Split will not occur.

Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Split, we will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of our common stock on the NYSE American during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Split (with such average closing sales prices being adjusted to give effect to the Reverse Split). After the Reverse Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

Upon stockholder approval of this Proposal 1, if the Board elects to implement the proposed Reverse Split, stockholders owning fractional shares will be paid out in cash for such fractional shares. For example, assuming the Board elected to consummate an Approved Split Ratio of a one-for-twenty-five (1:25), if a stockholder held twenty-six shares of common stock immediately prior to the Reverse Split, then such stockholder would be paid in cash for the one share of common stock but will maintain ownership of one share of common stock in exchange for the twenty-five shares held prior to the Reverse Split.

Record and Beneficial Stockholders

If the Reverse Split is authorized by our stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares of common stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of common stock they hold after the Reverse Split along with payment in lieu of any fractional shares. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation and making payment for fractional shares than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If the Reverse Split is authorized by the stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the Reverse Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Split shares in exchange for post-Reverse Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the Reverse Split would continue to be valid and would represent the adjusted number of whole shares based on the approved exchange ratio of the Reverse Split selected by the Board. No new post-Reverse Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND

SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of common stock would remain unchanged at $0.001 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. The shares of common stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to this Proposal 1 and we will not independently provide our stockholders with any such right if the Reverse Split is implemented.

Material Federal U.S. Income Tax Consequences of the Reverse Split

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Split to our stockholders. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Split. This discussion only addresses stockholders who hold common stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Split, whether or not they are in connection with the Reverse Split.

In general, the federal income tax consequences of a Reverse Split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of common stock in exchange for their old shares of common stock. We believe that because the Reverse Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Split should have the following federal income tax effects. The Reverse Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of common stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of common stock will equal the stockholder’s basis in its old shares of common stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A stockholder that, pursuant to the proposed Reverse Split, receives cash in lieu of a fractional share of our common stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the stockholder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Split shares were held for one year or less at the effective time of the Reverse Split and long term if held for more than one year. Stockholders should consult their own tax advisors regarding the tax consequences to them of a payment for fractional shares.

We will not recognize any gain or loss as a result of the proposed Reverse Split.

A stockholder of our common stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Reverse Split. A stockholder of our common stock will be subject to backup withholding if such stockholder is not otherwise exempt and such stockholder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the Internal Revenue Service. Stockholders of our common stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Required Vote and Recommendation

In accordance with our Charter and Delaware law, approval and adoption of this Proposal 1 requires the affirmative vote of at least a majority of the voting power of our common stock and Series B Preferred Stock issued and outstanding, voting as a single class. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, abstentions, and broker non-votes, if this Proposal 1 is deemed to be a “non-routine” matter, will have the same practical effect as a vote “AGAINST” this proposal.

Please note that if you prefer that this Proposal 1 not be approved, you should cast your vote against the proposal. Since the Series B Preferred Stock has 10,000,000 votes per share on the proposal and votes of the shares of Series B Preferred Stock, when cast, are automatically voted in the same proportion as the shares of common stock that are voted on this proposal, the failure of a share of common stock to be voted will effectively have no impact on the outcome of the vote. Therefore, shares of common stock affirmatively voted against the proposal will have the effect of causing the proportion of Series B Preferred Stock voted against the proposal to increase accordingly and vice versa.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE CHARTER TO EFFECT THE REVERSE SPLIT.

PROPOSAL 2: APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING IN THE EVENT THE NUMBER OF SHARES OF COMMON STOCK AND SERIES B MIRRORING PREFERRED STOCK PRESENT OR REPRESENTED BY PROXY AT THE SPECIAL MEETING AND VOTING “FOR” THE ADOPTION OF PROPOSAL 1 ARE INSUFFICIENT.

Adjournment of the Special Meeting

In the event that the number of shares of common stock and Series B Preferred Stock present or represented by proxy at the Special Meeting and voting “FOR” the adoption of Proposal 1 are insufficient to approve such proposal, we may move to adjourn the Special Meeting in order to enable us to solicit additional proxies in favor of the adoption of Proposal 1. In that event, we will ask stockholders to vote only upon the adjournment proposal and not on any other proposal discussed in this proxy statement. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Special Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any such proposal.

Required Vote and Recommendation

In accordance with our Charter and Delaware law, approval and adoption of this Proposal 2 requires the affirmative vote of a majority of votes cast by shares of our common stock and Series B Preferred Stock present or represented by proxy and entitled to vote at the Special Meeting and voting affirmatively or negatively on such matter, voting as a single class. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this proposal.

Please note that if you prefer that this Proposal 2 not be approved, you should cast your vote against the proposal. Since the Series B Preferred Stock has 10,000,000 votes per share on the proposal and votes of the shares of Series B Preferred Stock, when cast, are automatically voted in the same proportion as the shares of common stock that are voted on this proposal, the failure of a share of common stock to be voted will effectively have no impact on the outcome of the vote. Therefore, shares of common stock affirmatively voted against the proposal will have the effect of causing the proportion of Series B Preferred Stock voted against the proposal to increase accordingly and vice versa. Abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL TWO.

STOCKHOLDER PROPOSALS

Stockholder Proposals for 2023 Annual Meeting

A previously stated in the Company’s Proxy definitive proxy statement for the annual meeting held on June 7, 2022, stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC, applicable Delaware law and our bylaws. We have not received any stockholder proposals for consideration at our Special Meeting.

Any stockholder proposals submitted, in reliance on Rule 14a-8 under the Exchange Act, for inclusion in the Company’s proxy statement and form of proxy for our 2023 Annual Meeting of Stockholders, must be received by the Company no later than December 23, 2022, which is 120 calendar days before April 22, 2023, the anniversary date of this proxy statement’s release to stockholders in connection with the Annual Meeting, in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Timber Pharmaceuticals, Inc., 110 Allen Road Suite 401, Basking Ridge, New Jersey 07920, Attn.: Secretary.

Our bylaws state that a stockholder must provide timely written notice of a proposal to be brought before the meeting and supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2023 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by the Company at our principal executive office if received no later than March 5, 2023 and no earlier than February 3, 2023, provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than 30 days before the anniversary date of the immediately preceding Annual Meeting of Stockholders (the “Anniversary Date”) or more than 60 days after the Anniversary Date, a stockholder’s notice shall be timely if received by the Company at our principal executive office not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such Annual Meeting; and (ii) the 10th day following the day on which such public announcement of the date of such Annual Meeting is first made by the Company. Proxies solicited by our Board will confer discretionary voting authority with respect to these proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such proposal shall be mailed to: Timber Pharmaceuticals, Inc., 110 Allen Road Suite 401, Basking Ridge, New Jersey 07920, Attn.: Secretary.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including our audited financial statements) filed with the SEC may be obtained without charge by writing to Timber Pharmaceuticals, Inc., 110 Allen Road Suite 401, Basking Ridge, New Jersey 07920, Attn.: Secretary. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2021 and certain other related financial and business information are contained in our 2021 Annual Report to Stockholders, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Timber Pharmaceuticals, Inc., 110 Allen Road Suite 401, Basking Ridge, New Jersey 07920, Attn.: Secretary or by phone at (908) 636-7163. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Special Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties at the Special Meeting. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

/s/John Koconis
John Koconis
Chief Executive Officer and Chairman of the
Board
, 2022
Basking Ridge, New Jersey

Appendix A

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF

TIMBER PHARMACEUTICALS, INC.

Timber Pharmaceuticals, Inc., a corporation organized under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

FIRST: The name of the corporation is Timber Pharmaceuticals, Inc. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of Delaware on April 24, 2014.

SECOND: This Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) amends the Corporation’s Certificate of Incorporation filed with the Secretary of State of the State of Delaware on April 24, 2014 (the “Prior Certificate”), as previously amended, and has been duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.

RESOLVED, that, effective upon the filing of this Certificate of Amendment (the “Effective Time”), the Certificate of Incorporation as presently in effect be, and the same hereby is, amended to add the following paragraph to precede the first paragraph of Article FOURTH of the Certificate of Incorporation of the Corporation:

“Contingent and effective as of the filing of this Certificate of Amendment, each [●] ([●]) shares of the Corporation’s common stock, par value $0.001 per share (the “Common Stock”), issued and outstanding prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.001 per share, of the Corporation (the “Reverse Split”). No fractional share shall be issued in connection with the foregoing combination of the shares pursuant to the Reverse Split. The Corporation will pay in cash the fair value of such fractional shares, without interest and as determined in good faith by the Board of Directors of the Corporation when those entitled to receive such fractional shares are determined.”

THIRD: This Certificate of Amendment of the Prior Certificate so adopted (i) shall be effective as of 4:01 p.m. Eastern Time on            , 2022, (ii) reads in full as set forth above and (iii) is hereby incorporated herein by this reference. All other provisions of the Prior Certificate remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chairman and Chief Executive Officer this _____ day of ______, 2022.

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SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TMBR2022SM**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

PAGE 1 OF 2

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000581450_1 R1.0.0.39

11 123456781 234567 81 234567 81 234567 81 234567 81 234567 81 234567 812345678 NAMETHE COMPANY NAME INC. - COMMON123,456,789,012.12345THE COMPANY NAME INC. - CLASS A123,456,789,012.12345THE COMPANY NAME INC. - CLASS B123,456,789,012.12345THE COMPANY NAME INC. - CLASS C123,456,789,012.12345THE COMPANY NAME INC. - CLASS D123,456,789,012.12345THE COMPANY NAME INC. - CLASS E123,456,789,012.12345THE COMPANY NAME INC. - CLASS F123,456,789,012.12345THE COMPANY NAME INC. - 401 K123,456,789,012.12345→ x020000000000JOB #1 OF21 OF2PAGESHARESCUSIP #SEQUENCE #THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners)Signature [PLEASE SIGN WITHIN BOX]DateDate CONTROL #SHARES SCAN TO VIEW MATERIALS & VOTE 0 0 00 0 00000581385_1 R1.0.0.39 TIMBER PHARMACEUTICALS, INC.110 ALLEN ROAD, SUITE 401 BASKING RIDGE, NJ 07920Investor Address Line 1Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUsetheInternettotransmityourvotinginstructionsandforelectronicdeliveryofinformationupuntil11:59p.m.EasternTimethedaybeforethecut-offdateormeeting date.Haveyourproxycardinhandwhenyouaccessthewebsiteandfollowthe instructions to obtain your records and to create an electronic voting instruction form.During The Meeting- Go towww.virtualshareholdermeeting.com/TMBR2022SM YoumayattendthemeetingviatheInternetandvoteduringthemeeting.Havetheinformationthatisprintedintheboxmarkedbythearrowavailableandfollowthe instructions.VOTE BY PHONE - 1-800-690-6903Useanytouch-tonetelephonetotransmityourvotinginstructionsupuntil11:59p.m.EasternTimethedaybeforethecut-offdateormeetingdate.Haveyourproxycardin hand when you call and then follow the instructions.VOTE BY MAILMark,signanddateyourproxycardandreturnitinthepostage-paidenvelopewehaveprovidedorreturnittoVoteProcessing,c/oBroadridge,51MercedesWay,Edgewood, NY 11717. The Board of Directors recommends you vote FORproposals 1 and 2.ForAgainstAbstain 1.To an approve amendment to our Certificate of Incorporation, as amended, at the discretion of the Board, to effect a reverse stock split of our issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-twenty-five (1:25) to one-for-fifty (1:50), at any time prior to the one-year anniversary date of the Special Meeting, with the exact ratio to be determined by the Board; and2.To approve the adjournment of the Special Meeting in the event that the number of shares of Common Stock and Series B Mirroring Preferred Stock present or represented by proxy at the Special Meeting and voting "FOR" the adoption of Proposal 1 are insufficient. Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders mustsign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000581385_2 R1.0.0.39 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available atwww.proxyvote.com Continued and to be signed on reverse side TIMBER PHARMACEUTICALS, INC.Special Meeting of ShareholdersNovember 7, 2022 1:00 PM (EDT)This proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) John Koconis and Joseph Lucchese, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of TIMBER PHARMACEUTICALS, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 1:00 PM, EDT on November 7, 2022, at www.virtualshareholdermeeting.com/TMBR2022SM including any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.